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OneSoft Corporation has omitted from this Exhibit 10.23 portions of this
Agreement for which OneSoft Corporation has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment have been requested have been filed separately with the Securities and Exchange Commission. Such omitted portions have been marked with an asterisk.

                                                       EXHIBIT 10.23


                      MASTER ALLIANCE AND LICENSE AGREEMENT

This Master Alliance and License Agreement (this "Agreement") is made and entered into as of November 17, 1999, between USWeb Corporation ("USWeb/CKS") and OneSoft Corporation ("OneSoft"). Together USWeb/CKS and OneSoft may be referred to herein as the Parties.

In consideration of the mutual covenants and conditions contained in this Agreement, the parties agree as stated herein. Each schedule ("Schedule") referred to in this Agreement is hereby incorporated by reference into and made part of this Agreement as if fully set forth herein.

In the event of a conflict between this Agreement and a Schedule, this Agreement shall govern.


1. MARKETING, RELATIONSHIP, AND PUBLIC RELATIONS PROGRAM


(a) Statement of Alliance Efforts. Each of USWeb/CKS and OneSoft agrees to use all commercially reasonable efforts and provide reasonable cooperation to the other to complete the tasks and activities as set forth in this Section 1 and in
Section 1 of the Statement of Alliance Efforts, attached as Schedule 1 (the "Statement of Alliance Efforts"), including without limitation ******** of the ****** and *****. Each party shall obtain the pre-approval of the other party before releasing marketing collateral and press material related to this Agreement, except those specified in the Statement of Alliance Efforts Section 1.

(b) Alliance Managers. Each of USWeb/CKS and OneSoft agrees to assign a dedicated alliance manager who will perform the alliance manager duties set forth in Section 1 of the Statement of Alliance Efforts.

(c) Marketing Material. Each Party agrees to use commercially reasonable efforts to provide a prominent display of the other Party's logo on all marketing materials for USWeb/CKS iAMcommerce solutions that include any of OneSoft's products and on other additional marketing materials as may be agreed upon by the Parties, subject to logo guidelines set forth in Section 1 of the Statement of Alliance Efforts. Each Party will provide links on its website to the other Party's website in accordance with Section 1 of the Statement of Alliance Efforts. Each Party hereby disclaims any and all responsibility or liability in connection with the other Party's web site, and each Party ****** to ****** for the **** for ****** that may arise in connection with the other Party's ***** and/or *******. Each Party may reference by name as a customer of such Party the customers of USWeb/CKS iAMcommerce Solutions Powered by OneSoft (except for those customers that have not consented to be so referenced by USWeb/CKS). Each Party may reference the other (including the logo) as an "ally" or other similar mutually agreed term in connection with marketing activities approved in advance by the other Party.

(d) Endorsement and Relationship Scope. Each Party shall formally and publicly endorse the USWeb/CKS iAMcommerce Solutions Powered by OneSoft and provide reasonable levels of executive support in the form of telephone reference calls, analyst tours, press tours, signature of proposal commitment letters and other similar activities; USWeb/CKS shall formally and publicly endorse OneSoft as an enterprise iAMsystem partner with cooperative focus in E-commerce and other iAMsystem solutions as agreed upon by both parties and provide
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reasonable executive support in the form of telephone reference calls, analyst tours, press tours, signature of proposal commitment letters and other similar activities. USWeb/CKS agrees that OneSoft may ***** this Agreement upon ******** if USWeb/CKS's managed services business ****** an ******** to its customers that ********* listed on Schedule 1(d) (as Schedule 1(d) may be amended from time to time by OneSoft with consent of USWeb/CKS); provided, however, that USWeb/CKS shall have the **********within such ****** in which event such **** shall be deemed *******.

(e) Marketing Funding. OneSoft will allocate co-marketing funds focused on USWeb/CKS iAMcommerce Solutions Powered by OneSoft to be used as agreed upon by both parties in the Marketing and PR Plan, as follows: 1999 - $***, 2000 - $***, 2001 - $***; USWeb/CKS will allocate marketing funds focused on USWeb/CKS iAMcommerce Solutions Powered by OneSoft, to be used as agreed upon by both parties in the Marketing and PR Plan, as follows: 1999 - $***, 2000 - $***, 2001
- $***. OneSoft and USWeb/CKS agree to give reasonable consideration to proposals for providing additional joint marketing funds for events or activities sponsored by OneSoft or USWeb/CKS beyond the foregoing minimum commitments; contribution ratios for these additional funds will be as mutually agreed on a case-by-case basis. The parties will expend funds for approved marketing activities in accordance with the Marketing and PR Plan and will exchange annual expenditure reports. Amounts remaining in a given year will be carried over to the next year (and will be settled as payment in kind or cash at the end of the initial term of the Agreement) or upon termination of this Agreement if earlier.

(f) OCP Status. USWeb/CKS may refer to itself as a member of OneSoft's OCP Program. OneSoft will provide USWeb/CKS access to training, sales and deployment tools (those currently in existence as well as those that may be developed in the future), to the ***** and **** the ****** to any ****(subject to any licensing restrictions of such sales and deployment tools). OneSoft will offer access to USWeb/CKS to all OneSoft events and activities for OCP Program members, at a *** that is ***** the *** for the event or activity for ********.

(g) Internet Commerce Solutions Portal. USWeb/CKS will have access to the Internet Commerce Solutions Portal, created by OneSoft to facilitate communication between the Parties. A single user identification and password will be available to USWeb/CKS, and will be delivered to its alliance manager for use within USWeb/CKS, promptly following execution of this Agreement.


2. SALES AND BUSINESS DEVELOPMENT COOPERATION


(a) Statement of Alliance Efforts. Each of USWeb/CKS and OneSoft agrees to use all commercially reasonable efforts (and to provide all reasonable cooperation to the other Party) to complete the tasks and activities as set forth in Section 2 of the Statement of Alliance Efforts.

(b) Business Development Executives. OneSoft will provide, at no cost to USWeb/CKS, a dedicated business development executive who will perform the OneSoft business development executive duties set forth in Section 2 of the Statement of Alliance Efforts. USWeb/CKS will provide, at no cost to OneSoft, a dedicated business development executive to perform the USWeb/CKS business development executive duties set forth in Section 2 of the Statement of Alliance Efforts.

(c) Sales Efforts. USWeb/CKS will be responsible to sell the USWeb/CKS iAMcommerce Solutions Powered by OneSoft and OneSoft will be responsible to support USWeb/CKS in selling the iAMcommerce Solutions Powered by OneSoft, all as set forth in Section 2 of the Statement of Alliance Efforts.

(d) Facilities. Each Party shall make its respective facilities (OneSoft Executive Briefing Center and USWeb/CKS Executive Briefing Center(s)) available to the other Party's personnel, according to an agreed upon process, to use

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for, among other purposes, mock-ups, staging, prototyping, demonstrations and related activities. Access to such personnel shall be allowed during normal business hours (8am-5pm local time). Either Party's personnel's use of such facilities shall be subject to availability and prior notice by the requesting Party and approval by the other Party. Each Party shall make all mutually agreed-upon equipment, supplies, and utilities available to the other Party's personnel, so long as such use does not conflict with ongoing projects. ****of ****** shall be at ***** to the *******; provided, however, that the ***** shall be responsible for ***** of the ****** and ******** by such Party while *****
******.


3. PROGRAM MANAGEMENT


(a) Statement of Alliance Efforts. The Parties agree to promptly establish escalation processes, reporting processes, planning processes (including without limitation a process to develop annual business plans) and management processes, and to otherwise conduct program management, in accordance with Section 3 of the Statement of Alliance Efforts. The Parties agree to use all commercially reasonable efforts to prepare a mutually agreeable first annual business plan within 30 days after the date first set forth above.

(b) Within 30 days from execution of this Agreement, the Parties will mutually agree to defined initial joint integration projects necessary to launch the USWeb/CKS iAMcommerce Solutions Powered by OneSoft. To that end, the parties will agree to the specific scope of these joint integration projects based upon the Lab Addendum set forth in Schedule 3(b). Projects that obtain the desired operating leverage from the technology platform such as multiple customers sharing common database servers and application servers and combining core databases into a smaller set will be among the initial projects defined.

(c) Alliance Executive Steering Committee. The Parties agree to promptly establish an Alliance Executive Steering Committee, to operate in accordance with Section 3 of the Statement of Alliance Efforts.

(d) Executive Sponsors. Each party shall appoint an Executive Sponsor who shall have overall responsibility for the Parties' relationship and the execution of mutually agreed upon programs and the escalation of issues and opportunities as appropriate.


4. LICENSES


(a) Demo Software License. OneSoft hereby grants to USWeb/CKS a non-exclusive and nontransferable license (the "Demo License"), subject to the terms and conditions of this Agreement, to use the components shipped to OneSoft's customers generally of the software identified in Schedule 4(a) (the "Demo Software") on the Demo Servers (as defined) during the term of this Agreement, solely for purposes of sales demonstrations, internal testing, internal training and marketing; provided, however, that: the Demo License may not in any event be used in connection with any activity for which USWeb/CKS receives compensation or processes commercial transactions. Under the Demo License, USWeb/CKS may not:
(1) rent, lease, or loan the Demo Software; (2) electronically transmit the Demo Software over a network except as incidental to USWeb/CKS's licensed use of the Demo Software; (3) use run-time versions of any third-party products embedded in the Demo Software, if any, for any use other than the intended use of the Demo Software, (4) modify, disassemble, translate, decompile, or reverse engineer the Demo Software, except that in connection with a mutually agreed lab project and then only to the extent expressly agreed to in writing by an authorized representative of OneSoft the Demo Software may be modified by OneSoft; (5) transfer possession of any copy of the Demo Software to any third party; or (6) use the Demo Software in any way not expressly provided for in this Agreement. There are no implied licenses granted to

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the Demo Software under this Agreement and USWeb/CKS agrees not to exceed the scope of the Demo License. The "Demo Servers" means a total of up to 20 servers located in the USWeb/CKS Technology Lab and a total of up to seven servers located in USWeb/CKS regional professional services offices. "Demo Software" means OneSoft's OneCommerce Enterprise Edition and OneWorkstation products.

(b) Commercial Service. Subject to the provisions of this Agreement, OneSoft hereby grants to USWeb/CKS the nontransferable (except with OneSoft's consent, to which consent Section 15(i) will not apply) nonexclusive right to:

         i) purchase and install, for purposes of providing Commercial Service, Licensed Copies (as defined) of the components shipped to OneSoft's customers generally of the software identified on Schedule [4(a)] (the "Software") including installing Licensed Copies of the Software on a Server (as defined);

         ii) use Licensed Copies of the Software installed on Servers to provide Commercial Service (as defined) to each third party that has agreed in writing to the conditions of use set forth in Schedule [4(b)] (each a "Third Party Customer"); and

         iii) permit each Third Party Customer access to Licensed Copies of the Software installed on Servers as necessary to provide to such Third Party Customer Commercial Service.

USWeb/CKS shall have the right, at no charge, to make a reasonable number of copies of the Software solely for backup and archival purposes. OneSoft acknowledges and agrees that the Third Party Customers shall have no obligation to obtain any further license or other permission from OneSoft for their access to or use of Software if as part of the Commercial Service provided by USWeb/CKS. There are no implied licenses granted to the Software under this Agreement and USWeb/CKS agrees not to exceed the scope of express licenses to the Software. "Commercial Service" shall mean a combined service, including one or more USWeb/CKS Servers together with deployment services and internet connectivity services and access to the Software (subject to the provisions of Schedule 4(a)), all provided to a Third Party such that the Third Party is able to use the Software on a USWeb/CKS Server by remote access, but does not maintain or operate a copy of the Software other than on USWeb/CKS Servers. "Server" shall mean a server operated by USWeb/CKS (or, with OneSoft's consent, operated by another co-location services provider that is not a developer of products in competition with OneSoft) that meets the requirements set forth in technical documentation for the Software and that is installed at a location within the United States or at a ******** ******* the ******* that: (i) ****** with ******; and (ii) is not included in the ************, as amended from time to time; (iii) is not included in a ***** of ****** or ******* provided in a notice from OneSoft to USWeb/CKS from time to time subject to its consent.

OneSoft may amend Schedule [4(a)] (but not with respect to license terms then in effect and not with respect to initial terms under any *********from time to time upon ********* ("******"), in which event such Schedule as so amended shall govern all rights under this Agreement; provided however, that if such change ****** in an ****** in the ********of the licensees ******* that USWeb/CKS would be ***** to **** for ******** or the ***** of the license ******* that USWeb/CKS would be ***** to *** for *******, then USWeb/CKS may ****** to OneSoft within such ****** in which event the Parties shall ****** for **** using ******* to ***** an ******* of the *****. In the event such *********** during such *******, either Party may ****** the ******* and if the ****** is not so ***** the amendment to Schedule 4(a) shall immediately become effective. ****** shall mean, with respect to an ********, a ****** (i) delivered before such ******** is given if the ****** is accepted by the ******* within **** after such ****** is given; or (ii) that OneSoft agrees to exempt from the ******.

(c) Licensed Copies. A copy of the Software shall be considered a "Licensed Copy" during a calendar month under this Agreement if **************.

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(d) No Benchmark. USWeb/CKS shall not release the results of any benchmark of the Software or the Demo Software, or of any third party products embedded in the Software or Demo Software, without OneSoft's prior written approval, which OneSoft may give or withhold in its sole and absolute discretion.

(e) Software Delivery. Demo Software and Software will be shipped to USWeb/CKS's facility in Virginia, U.S.A. POB at OneSoft's facility in Virginia, U.S.A., by commercial surface transportation reasonably selected by OneSoft. Transportation charges in excess of rates for such transportation will be billed to USWeb/CKS in the event that USWeb/CKS requests alternative transportation arrangements. Software shall be deemed accepted upon delivery.

(f) Notices and No Title. USWeb/CKS shall include OneSoft's copyright or proprietary rights notice on any copies of the Demo Software or Software or application interfaces (or associated documentation for any of them), including any copyright or proprietary rights notices of third parties that are included on media or in documentation provided by OneSoft. USWeb/CKS acknowledges that the Software and the Demo Software is the property of OneSoft or its suppliers and that title thereto is not transferred under this Agreement.

(g) The Parties agree to negotiate in good faith (i) to determine within 60 days a process and license similar to the OCP process and license to facilitate sale and delivery of perpetual licenses of OneSoft products outside the context of the Commercial Service but with the same discount structure; and (ii) to determine a pricing structure and process for converting existing OneSoft perpetual licensees who desire to use the Commercial Service; and (iii) the Parties may agree on the terms of and may enter into purchase orders or purchase agreements, on a case-by-case basis, for OneSoft products, in advance of the completion of such determinations and for such purchase orders or purchase agreements the discount structure under this Agreement shall apply.


5. PAYMENT AND TAXES


(a) USWeb/CKS shall pay monthly fees to OneSoft as such fees accrue with respect to each Third Party Customer, in accordance with the provisions of Schedule 4(a). (There will be no charge accrued with respect to a new Third Party Customer before the earlier of the first use under Section 4(c)(i) or 30 calendar days after the first use under Section 4(c)(ii). The initial partial month, if any, shall be subject to prorated charges.) Within 15 calendar days after the end of each calendar month, USWeb/CKS shall provide to OneSoft a report detailing licensing and use of the Software under this Agreement, in accordance with the provisions of Schedule 5. USWeb/CKS shall also provide other reports in accordance with the provisions of Schedule 5.

(b) Not later than ** calendar days after the end of a calendar month, USWeb/CKS shall pay the amount of fees due to OneSoft as accrued during such calendar month under the provisions of Section 5(a). OneSoft shall not be required to invoice such fees.

(c) Except as set forth in this Agreement or otherwise agreed by the Parties, invoices shall be issued upon or after delivery of the products or services to which they relate. Invoices shall be due and payable in United States currency upon receipt by USWeb/CKS. Payment shall be past due ***** days after the delivery of the invoice to USWeb/CKS.

(d) Overdue amounts shall be subject to a finance charge of **** percent (**%) for each month or fraction thereof that the invoice is overdue, or the highest interest rate permitted by applicable law, whichever is less. OneSoft shall be entitled to reimbursement for its reasonable collection costs in the event of late payment or nonpayment, including reasonable attorneys' fees.

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(e) All fees, prices and other charges under this Agreement are exclusive of any federal, state, municipal, value-added, foreign withholding or other governmental taxes, duties, fees, excises, or tariffs now or hereafter imported on the production, storage, licensing, sale, transportation, import, expect or use of the Software or any improvements, alterations, or amendments to the Software. USWeb/CKS shall be responsible for, and if necessary reimburse, OneSoft for all such taxes, duties, fees, excises, or tariffs, except for taxes imposed on OneSoft's corporate net income.


6. AUDIT RIGHTS.


OneSoft shall have the right at all times to electronically audit use of the Software and Demo Software through a disclosed documented IP interface (the nature of such interface shall be subject to USWeb/CKS's consent) to the servers on which such software is installed. At OneSoft's request USWeb/CKS shall provide OneSoft with a report detailing use of the the Demo Software under this Agreement. OneSoft may, upon fifteen (15) days prior written notice, not more often than quarterly, audit USWeb/CKS's records to ensure that license and other fees have been properly paid in compliance with this Agreement. Any such audit will be conducted with the full cooperation of USWeb/CKS during regular business hours at USWeb/CKS's offices but shall not interfere unreasonably with USWeb/CKS's business activities. If an audit reveals that USWeb/CKS has underpaid its total fees for the audited period by more than three percent (3%), then USWeb/CKS shall pay OneSoft's reasonable costs of conducting the audit. USWeb/CKS shall promptly pay to OneSoft the amount of any underpayment (including without limitation the amount of interest applicable thereto under Section 5) and OneSoft shall promptly pay to USWeb/CKS the amount of any overpayment.


7. iFRAME TECHNOLOGY COORDINATION.


(a) Role of USWeb/CKS. USWeb/CKS, at its expense will: (1) operate, own and manage a technology integration facility ("OneSoft USWeb/CKS Technology Lab") that will focus on specialized technical work involving the integration of OneSoft's product(s) into the USWeb/CKS iFrame; (2) provide integration tools, hardware and office space for the OneSoft USWeb/CKS Technology Lab, located in Northern Virginia; (3) provide necessary staff, management and resources for the OneSoft USWeb/CKS Technology Lab; (4) provide, through the dedicated team, quality assurance (QA) of the integrated iFrame/OneSoft product; (5) provide a dedicated architecture and integration manager to manage technical issues related to the alliance, in accordance with Section 4 of the Statement of Alliance Efforts. At USWeb/CKS's request and expense, USWeb/CKS may provide a staff person for one full-time product advisory position in the OneSoft integration lab to provide feedback on current and future enhancements to OneSoft products, in accordance with Section 4 of the Statement of Alliance Efforts.

(b) Role of OneSoft. OneSoft, at its expense, will: (1) provide staff to the USWeb/CKS Technology Lab who will be responsible for specialized technical work involving the integration of OneSoft's products into USWeb/CKS iFrame, in accordance with Section 4 of the Statement of Alliance Efforts; (2) provide commercially reasonable assistance with QA (including for new releases of the Software) for the integrated OneSoft iFrame/iamSystem product; (3) provide a dedicated architecture and integration manager to manage technical issues, in accordance with Section 4 of the Statement of Alliance Efforts.


8. TRAINING PROGRAM.

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(a) Training Program Development. OneSoft will provide to USWeb/CKS a reasonable number of copies of OneSoft training material related to selling and deploying OneCommerce Enterprise Edition and USWeb/CKS will have the right and license to use such material to prepare custom training courseware for use in training employees and customers; provided, however, that (i) USWeb/CKS shall charge commercially reasonable rates for and pay a royalty to OneSoft for any use thereof in non-employee training at the rate of **% of non-employee training revenue; and (ii) USWeb/CKS shall have the right to prepare from such courseware derivative works ("Derivative Courseware") in which USWeb/CKS shall have all right, title and interest if the Derivative Courseware does not contain any material that is derivative of such OneSoft training material. USWeb/CKS and OneSoftwill prepare a plan for training activities (the "Training Plan") to be included as part of the Parties' annual business plan.The parties will expend funds for approved training activities in accordance with the Training Plan and will exchange annual expenditure reports. Amounts remaining in a given year will be carried over to the next year (and will be settled as payment in kind or cash at the end of the initial term of the Agreement) or upon termination of this Agreement if earlier, all based upon actual costs for out of pocket costs and in all other cases as measured by the Parties' most favorable rates offered to customers. USWeb/CKS's planned minimum commitment for activities in the Training Plan is as follows (to be defined in the Training Plan): 2000 - $***; 2001 - $***. OneSoft's planned minimum commitment for such activities is as follows (to be defined in the Training Plan): 2000 - $***; 2001 - $***.

(b) Training Activities. The Parties agree to perform the ongoing training activities and responsibilities set forth in Section [5] of the Statement of Alliance Efforts. Each Party will exercise commercially reasonable efforts to ensure that the other Party's personnel are notified reasonably in advance of key training event opportunities. OneSoft will provide free of charge, training for *** USWeb/CKS employees (in OneSoft's sales or deployment course) over the period from the date first set forth above through June 30, 2000, if during such period USWeb/CKS is in compliance with the train the trainer provision commitment in the next sentence. USWeb/CKS agrees to train Trainers (trainers are dedicated resources to the function of training USWeb/CKS employees) on the OneSoft product, and assume the responsibility of training USWeb/CKS employees on the OneSoft products and services after June 30, 2000. USWeb/CKS agrees to train *** of its employees on OneSoft products and services over the initial term of this Agreement.

(c) Training Facilities. OneSoft agrees to provide, at its expense, reasonable training facilities for conducting USWeb/CKS employee training, on the USWeb/CKS iAMcommerce Solutions Powered by OneSoft, until *****. Thereafter, training facilities for USWeb/CKS employees will be provided at a charge to USWeb/CKS of $**** per room, per day. Reasonable training facilities will also be provided for conducting end-user training, on the USWeb/CKS iAMcommerce Solutions Powered by OneSoft, at **% of the total cost charged by USWeb/CKS to the customer for such training, subject to a minimum charge of $****/day per room. Facilities shall include required machines and software for a minimum class size of *** and are limited to then-current OneSoft training locations. OneSoft-furnished materials for USWeb/CKS employee training will be provided at OneSoft's expense until June 30, 2000. Thereafter, OneSoft-furnished materials for employee training will be charged at OneSoft's cost (as defined in the Training Plan). OneSoft-furnished materials for end-user training will be charged at OneSoft's cost (as defined in the Training Plan) plus **** percent (**%).. USWeb/CKS agrees to provide OneSoft 30 days notice for the use of such facilities and shall not exceed agreed to capacity projections as set forth in the Training Plan.


9. SOFTWARE MAINTENANCE AND TECHNICAL SUPPORT


(a) OneSoft Product Support. USWeb/CKS will, through its Global Network Operations Center provide necessary Tier 1 and Tier 2 support for OneSoft products and related service to all customers. USWeb/CKS also agrees to fund 100% of the development cost of software agents ("Software Agents") to proactively monitor the health of

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USWeb/CKS iAMcommerce Solutions Powered by OneSoft. Software Agents will not interface directly with OneCommerce Enterprise Edition but instead will obtain necessary data from operating system logs (including without limitation NT Event Viewer and Performance Monitor) written to by OneCommerce Enterprise Edition. All right title and interest in any Software Agent created that is not derivative of OneSoft intellectual property and for which development is paid for in full by USWeb/CKS pursuant to such funding shall be vested in USWeb/CKS. OneSoft agrees to develop at its expense extensions (the "Extensions") to OneCommerce Enterprise Edition to write reasonable types and amounts of data to such logs to reasonably support proactive monitoring of the health of OneCommerce Enterprise Edition. All right title and interest in the Extensions shall be vested in OneSoft.OneSoft will also provide necessary Tier 3 level support to USWeb/CKS for the Software, to assist USWeb/CKS in its support of its USWeb/CKS iAMcommerce Solutions Powered by OneSoft customers. OneSoft will provide advance notice to USWeb/CKS with planned version support and maintenance discontinuation plans. OneSoft will provide Tier 3 support for all current releases of software, and for the previous release for 6 months (for example with v3 released on November 1, 1999 support would continue for release 2.1 until April 30, 2000, thereafter level 3 support for v2.1 would no longer be covered by OneSoft). OneSoft shall provide USWeb/CKS, any and all enhancements, bug fixes, modifications, revisions, updates, new releases and new versions, of or to the Software, as and when provided to OneSoft's customers generally under OneSoft's standard maintenance agreement, for Software. The support process and other related responsibilities of the Parties shall be as set forth in Section [6] of the Statement of Alliance Efforts.


(b) OneSoft Maintenance and Support Fee. USWeb/CKS will pay OneSoft maintenance and support fees in accordance with the provision of Schedule 4(a). Monthly maintenance must be contracted and paid for all of a Third Party Customer's licensed Software (based on applicable pricing units) during the entire term of a Third Party Customer's USWeb/CKS Commercial Service agreement.

(c) Technical Support. USWeb/CKS will provide, at its expense, a dedicated Technical Account Manager to serve as a contact and liaison between the Parties in supporting the USWeb/CKS iAMcommerce Solutions Powered by OneSoft, as well as to facilitate joint resolution of software and solution defects. OneSoft will provide, at its expense, an identified and USWeb/CKS focused technical support manager to serve as a contact and liaison between the Parties in supporting the USWeb/CKS iAMcommerce Solutions Powered by OneSoft, as well as to facilitate joint resolution of software and solution defects. This individual (or his or her designate(s)) will be available during normal business hours (8:30AM-5:30PM Eastern time Monday through Friday) and will assign responsibility to a named support specialist during non-business hours and vacations.


10. PROFESSIONAL SERVICES AND TECHNICAL SUPPORT


Professional Services. USWeb/CKS will provide OneSoft with adequate advance notice (of no less than 4 weeks), of a request for OneSoft professional services. Upon such request, OneSoft will make available professional services resources of an aggregate of up to three professionals for initial OneSoft-USWeb/CKS deployments of the USWeb/CKS iAMcommerce Solutions Powered by OneSoft. These resources will be made available at OneSoft's expense until the earlier of completion of the first five customer engagements or April 30, 2000. Thereafter professional services resources necessary to deploy E-commerce sites built on USWeb/CKS iAMcommerce Solutions Powered by OneSoft, will be charged to USWeb/CKS on a time and materials basis, at OneSoft's prevailing hourly rates.


11. REPRESENTATIONS AND WARRANTIES

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(a)EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 11, NEITHER PARTY MAKES ANY
REPRESENTATIONS OR WARRANTIES EXPRESS OR IMPLIED AND EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 11 EACH PARTY EXPRESSLY DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR USE OR OF MERCHATABILITY OR OF NON-INFRINGEMENT.

(b) USWeb/CKS warrants and represents: (i) that it has all power and authority to enter into this Agreement and (ii) that the execution, delivery and performance of this Agreement (including without limitation any amendment or modification pursuant to Section 15(j)), and all transactions contemplated thereby, have been duly authorized by USWeb/CKS and (iii) this Agreement (including without limitation any amendment or modification pursuant to Section 15(j)) is enforceable against USWeb/CKS in accordance with its terms, subject to bankruptcy laws and other law applicable to creditors' rights generally.

(c) OneSoft warrants and represents: (i) that it has all power and authority to enter into this Agreement and (ii) that the execution, delivery and performance of this Agreement (including without limitation any amendment or modification pursuant to Section 15(j)), and all transactions contemplated thereby, have been duly authorized by OneSoft and (iii) this Agreement (including without limitation any amendment or modification pursuant to Section 15(j)) is enforceable against OneSoft in accordance with its terms, subject to bankruptcy laws and other law applicable to creditors' rights generally.

(d) Each Party warrants and represents that any licenses to such Party's products provided to the other Party under this Agreement do not infringe any third party's (i) duly issued patent existing or issued prior to the initial delivery date of the applicable license, or (ii) copyright, or (iii) trademark, or (iv) trade secret; provided, however, that as the sole remedy of a non-breaching Party for breach of this Section 11(d) the breaching Party shall either: (i) procure for the other Party the right to continue use of the license as furnished; or (ii) replace the licensed item; or (iii) modify the licensed item to make it non-infringing, provided that it still substantially conforms to the applicable specifications; (at *********) or if *********** then (iv) ************ . Breaching Party shall have no obligation under this Section 11(d) if the alleged infringement arises from: (i) the use of other than a currently supported, unaltered release of the item, if software; (ii) the use of an item that has been modified or merged with other product by anyone other than the breaching Party; or (iii) the use of the licensed item in combination with software or hardware not provided under this Agreement..

(e) (1) OneSoft warrants only that the Software, when used in conjunction with hardware and software recommended by OneSoft, is capable of performing substantially in accordance with its specifications as set forth in the OneCommerce Enterprise Edition API Reference and that the Software is designed to be used in connection with dates in the range of **** through **** (referring to the 20th and 21st centuries) and that the Software will operate without an Error arising solely from use of date data within such range; provided, however, that (i) the warranty in this Section 11(e)(1) does not apply to Software used in combination with software, or other products, not supplied by OneSoft; and
(ii) except as set forth in this Section 11(e)(1) the Software is otherwise accepted by USWeb/CKS "as is" and (iii) OneSoft does not warrant that the operation of the Software will be uninterrupted or error free or interoperable with non-OneSoft products. (2) As USWeb/CKS's sole remedy for nonconformance of the Software to the warranty set forth in Section 11(e)(1) OneSoft, will, upon notification in writing of a failure of the Software to conform to the warranty set forth in Section 11(e)(1), ********* in compliance with the provisions therefor forth in Schedule 11(e) and in the event OneSoft fails to *******, such failure shall constitute a material breach of this Agreement.


12.  INTELLECTUAL PROPERTY RIGHTS AND INDEMNITY.

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(a) Each Party agrees that (1) the other Party shall have all right, title and interest in and to all intellectual property ("Owned IP") created solely by such other Party that is (i) derivative of such other Party's existing intellectual property; or (ii) a new work and not derivative of any existing intellectual property; and (2) there shall be no implied licenses granted to a Party with respect to the other Party's Owned IP whether by reason of this Agreement or otherwise. Rights to other intellectual property created as part of a joint project under this Agreement including without limitation intellectual property created pursuant to joint projects under this Agreement shall be as agreed in writing on a case-by-case basis with respect to each such project.

(b) Except as expressly provided otherwise, nothing in this Agreement shall be deemed to authorize a Party to use any copyright, name, trademark, service mark, or patent or other intellectual property right of the Other Party. Each Party acknowledges that any underlying technology, know-how, or process used in the design, development, programming, or coding of the other Party's software products, tools, or objects, is exclusively the intellectual property of the other Party, and certain of the same are or may be protected by patents or patents pending. Each Party agrees that it may not (nor shall it permit any third party to) make unauthorized copies, reverse engineer, decompile, disassemble, inspect, or modify software intellectual property of the other Party, or separate such software into components or its component files, or recreate, or attempt to determine the makeup of such software.

(c) Each Party ("Indemnitor") will defend any action by a third party against the other Party claiming that a license to Indemnitor's product infringes such third party's (i) duly issued patent existing or issued prior to the initial delivery date of the applicable license, or (ii) copyright, or (iii) trademark, or (iv) trade secret; and the Indemnitor will pay the amount of any final award under such action. Indemnitor's obligations under this section are conditioned upon it having sole control of any such action, and upon the other Party notifying Indemnitor immediately in writing of the claim and giving all authority, information, and assistance necessary to settle or defend such claim. If the use of the license infringes or is enjoined, or ******* it is ********, Indemnitor may, at its sole option, (i) procure for the other Party the right to continue use of the license as furnished; (ii) replace the licensed item; (iii) modify the licensed item to make it non-infringing, provided that it still substantially conforms to the applicable specifications; or if ********** then
(iv) **************. Indemnitor shall have no obligation under this Section 12(c) if the alleged infringement arises from: (i) the use of other than a currently supported, unaltered release of the item, if software; (ii) the use of an item that has been modified or merged with other product by anyone other than Indemnitor; or (iii) the use of the licensed item in combination with software or hardware not provided under this Agreement. The foregoing states Indemnitor's sole and exclusive obligation and liability for patent, copyright, or other intellectual property or proprietary rights infringement.


(d) The Parties agree to comply with the provisions of the Mutual Non-disclosure Agreement set forth in Schedule 12(d).


13. LIMITATION OF LIABILITY


A PARTY'S TOTAL AGGREGATE LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT OR FOR ANY OTHER REASON RELATING TO THE PRODUCTS AND SERVICES PROVIDED UNDER THIS AGREEMENT, INCLUDING CLAIMS FOR CONTRIBUTION OR INDEMNITY, SHALL BE LIMITED TO THE TOTAL AMOUNT PAID TO ONESOFT DURING THE PRECEDING ***** CALENDAR MONTHS, EXCEPT THAT: (1) THERE SHALL BE ****** ON A PARTY'S LIABILITY TO THE OTHER PARTY WITH RESPECT A BREACH OF SECTION 12(D) OR WITH RESPECT TO EXPRESS OBLIGATIONS FOR PAYMENT OF MONEY UNDER THE AGREEMENT; AND (2) A PARTY'S TOTAL AGGREGATE LIABILITY TO THE OTHER PARTY UNDER SECTION 12(C) OF THE AGREEMENT SHALL BE

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$******(BUT NOT TO EXCEED A TOTAL AGGREGATE LIABILITY FOR INTERNATIONAL CLAIMS
THEREUNDER OF $******).

NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OR ANY REMEDY UNDER THIS AGREEMENT, BUT WITHOUT LIMITING LIABILITY FOR EXPRESS OBLIGATIONS FOR PAYMENT OF MONEY UNDER THIS AGREEMENT OR FOR OTHER DIRECT DAMAGES, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES, IRRESPECTIVE OF WHETHER THE OTHER PARTY HAS BEEN INFORMED OF, KNEW OF, OR SHOULD HAVE KNOWN OF THE LIKELIHOOD OF SUCH DAMAGES.


14. TERM AND TERMINATION


This Agreement shall become effective on the date first set forth above. Unless earlier terminated in accordance with the provisions of this Agreement or by agreement of the Parties this Agreement shall continue in effect for an initial term ending on December 31, 2001 and thereafter may be renewed by agreement of the Parties. In the event this Agreement so terminates or terminates as a result of OneSoft's exercise of termination rights under Section 1(d), any Third Party Customer of USWeb/CKS iAMcommerce Solutions Powered by OneSoft having a then-current term of service that will not expire before such termination may elect to continue as a customer of USWeb/CKS iAMcommerce Solutions Powered by OneSoft in which event such customer's license(s) to Software shall continue in effect until the end of their then-current term ("Continuation Licenses") and the provisions of Sections 4, 5 and 9 of this Agreement (in addition to the provisions that survive any expiration or termination of this Agreement) shall continue in effect with respect to such customer until the end of such term except that provisions with respect to renewal shall not apply. USWeb/CKS may terminate this Agreement by notice to OneSoft upon any material breach of this Agreement by OneSoft that is not cured within 10 business days following written notice of such breach. OneSoft may terminate this Agreement by notice to USWeb/CKS upon: (a) any material breach of this Agreement by USWeb/CKS that is not cured within 10 business days following written notice of such breach; or
(b) failure by USWeb/CKS timely to pay license fees for Software under the payment terms specified in this Agreement. Upon termination of this Agreement, all licenses granted by OneSoft under this Agreement, except for Continuation Licenses if any, shall immediately terminate and USWeb/CKS shall immediately return or destroy and certify the destruction of the Software and the Demo Software, and all copies of either in any form, except with respect to Converted Licenses. All unsatisfied payment obligations, and all rights and obligations under Sections 6, 11, 12, 13, 14 and 15, shall survive any termination or expiration of this Agreement.


15. GENERAL


(a) Waiver. No waiver of any provision of this Agreement shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced. No failure or delay by either party in exercising any right, power or remedy under this Agreement, except as specifically provided herein, shall be deemed as a waiver of any such right, power, or remedy.

(b) Assignment. Either party may assign this Agreement to an entity acquiring substantially all of its assets or merging with it, provided that such assignee agrees in writing to assume all obligations under this Agreement. Except as set forth in this paragraph, neither party may assign any of its rights or delegate any of its obligations under this Agreement to any third party without the express written consent of the other. Any attempted assignment in violation of this Agreement shall be void and of no effect. Each of a Party's subsidiaries, as of the date hereof or named in Schedule 15(b) (as amended from time to time by a Party with the consent of the other Party) shall be

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treated as a Party hereto; and each Party hereby guarantees the performance of obligations under this Agreement of each of its such subsidiaries. Subject to this paragraph, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

(c) Disputes. The rights of the parties hereunder shall be governed by the laws of the State of New York without giving effect to principles of conflicts of laws. The parties expressly exclude the application of the 1980 United Nations Convention on Contracts for the international Sale of Goods to the extent otherwise applicable. In the event of a dispute between the Parties for which the amount at issue is less than $500,000, the Parties agree that the dispute shall be resolved pursuant to the rules applicable to commercial dispute arbitration of the American Arbitration Association.

(d) Severability. If any provision of this Agreement shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Agreement shall remain in full force and effect.

(e) Export Limitations. USWeb/CKS acknowledges that the laws and regulations of the United States and other nations restrict the export of the Software and agrees to comply with such laws and regulations. USWeb/CKS agrees that it will not export or re-export or import the Software in any form without first obtaining the appropriate United States and foreign government approvals.

(f) Notice. Any notice, consent, or other communication hereunder shall be in writing, and shall be given personally, by confirmed fax or express delivery to either party at their respective addresses:

         (i) to OneSoft at: Legal Department, 1505 Farm Credit Drive, McLean, VA 22102

         (ii) to USWeb/CKS at: : Legal Department, 2880 Lakeside Drive, Suite 300, Santa Clara, California, 95054, Fax: 408-987-3279


or such other address as may be designated by written notice of either party. Notice shall be deemed given when delivered, or when transmitted by facsimile with confirmation, or seven days after deposit in the U.S. mail postage prepaid.

(g) Independent Contractor Relationship and No-hire. The Parties' relationship shall be solely that of independent contractor and nothing contained in this Agreement shall be construed to make either party an agent, partner, joint venturer, or representative of the other for any purpose. Each Party agrees that while this Agreement is in effect and for a period of one (2) years thereafter, such Party shall not hire or solicit to hire or directly or indirectly engage the services of the other Party's employees without the other Party's consent, which may be withheld or delayed in the other Party's sole and absolute discretion. General advertising not directed at a Party's employees shall not constitute solicitation for purposes of this Paragraph 15(g).

(h) Force Majeure. If the performance of this Agreement, or any obligation hereunder, except the making of payments (but such exception shall not apply in the event of extraordinary National Bank closings), is prevented, restricted, or interfered with by reason of any act or condition beyond the reasonable control of the affected party, the party so affected will be excused from performance to the extent of such prevention, restriction, or interference.

(i) Cooperation. Wherever in this Agreement a provision calls for the "consent" or "approval" of a Party such consent or approval shall not be unreasonably withheld or delayed, except as otherwise provided in this Agreement.

(j) Entire Agreement and Amendment. Except as provided in this paragraph, this Agreement, including all Schedules and Attachments hereto, constitutes the complete and exclusive agreement between the parties with

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respect to the subject matter hereof and supersedes all proposals, oral, or written, all previous negotiations, and all other communications between the parties with respect to the subject matter hereof. The terms of this Agreement shall prevail notwithstanding any different, conflicting, or additional terms that may appear in any purchase order or other document; provided, however, that this Agreement, including all Schedules and Attachments hereto , may be (and only may be) amended or modified by a writing signed by an Authorized Representative (as defined) of each Party in which writing each Authorized Representative states that the writing has been approved by its respective Party's legal department. All products and services delivered by OneSoft to USWeb/CKS are subject to the terms of this Agreement, unless specifically addressed in a separate agreement. executed by an Authorized Representative of each Party. "Authorized Representative" shall include (without limitation): (i) in the case of USWeb/CKS, each person named in Schedule 15(j) Part 1 (as amended from time to time by notice from USWeb/CKS to OneSoft) and (ii) in the case of OneSoft, each person named in Schedule 15(j) Part 2 (as amended from time to time by notice from OneSoft to USWeb).

(k) The Parties agree that the OneSoft Training and Product Evaluation Agreement between the Parties dated October 12, 1999 is hereby terminated.

OneSoft Corporation                         USWeb Corporation


By:      /s/ James W. MacIntyre, IV         By:      /s/ Alex Hawkinson
   --------------------------------            ------------------------


Name: James W. MacIntyre, IV                Name: Alex Hawkinson


Title: Chairman and CEO                     Title: Senior V.P., Managed Services
                                                   -----------------------------

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                                   SCHEDULE 1
                          STATEMENT OF ALLIANCE EFFORTS


Section 1: Marketing and Public Relations Program

Alliance Manager Duties Include: Primary point of contact between the two organizations for all matters related to the alliance. Coordinator of all resources brought to bear within each organization dedicated or focused on the alliance. The champion within each of their respective organizations for the Alliance. Responsible for creation of the annual business plan, as well as ensuring that all annual functional plans are crafted. Ensure that all elements of the agreement are being adhered to by the respective organizations. Motivated on the financial success of the Alliance.

Reciprocal website listing: Each party will place the respective parties logo on their corporate website, with a link to the respective parties website. Location, formatting and link text are at the sole discretion of each party. In addition, each website will list a brief description of the nature of the alliance. An appropriate digital logo will be provided by each organization, and the description of the alliance will be mutually agreed to.

Approved marketing activities: The following represent approved marketing activities that each party may reference the other (including the logo) as an "Ally" or other similar mutually agreed term without advanced approval by the other party: Any document that references a list of partners, any document for general marketing purposes that references information about the alliance that is in the public domain and is not specific to the OneSoft-USWeb/CKS alliance. Document can be a press release, printed collateral, giveaways, signage, advertisement, and presentations.

Marketing and PR Plan: Plan shall be part of the annual business plan and shall be completed within 30 days of Definitive Agreement execution. Plan will include a format and procedure for funds expenditure reporting. Plan will define when the parties will create mutually agreed positioning regarding suitability of each party's technologies (collectively or as separate products) to address the requirements of the targeted markets, as well as how the parties with develop and evangelize integrated solution initiatives such as USWeb/CKS' iAMcommerce solutions powered by OneSoft products and other iAMsystems. The plan will identify opportunities to solicit matching co-marketing funds from other companies based on the joint marketing and PR plan, and for additional activities sponsored by either party.

Early Adopter/Rapid Deployment Programs. OneSoft agrees to include USWeb/CKS in appropriate Early Adopter and Rapid Deployment Programs.

Technology Briefings. On at least a quarterly basis (under NDA), OneSoft will brief USWeb/CKS on future OneSoft product directions and USWeb/CKS will brief OneSoft on future iFrame and iAMsystem directions.

OneSoft Beta Products. OneSoft will exercise commercially reasonable effort to provide beta release software to USWeb/CKS before general release and in any event no later than general release to OCPs.


SECTION 2: SALES AND BUSINESS DEVELOPMENT COOPERATION

Role of the dedicated OneSoft Business Development Executive: Support USWeb/CKS in there iAMcommerce powered by OneSoft sales activities, act as the Primary Point of Contact for all USWeb/CKS iAMcommerce

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powered by OneSoft sales activities that draw on OneSoft resources, assist in the specific sales process, access other OneSoft resources (as they deem necessary) to support the sales activities.

Role of the dedicated USWeb/CKS Business Development Executive: act as the Primary Point of Contact for all USWeb/CKS iAMcommerce powered by OneSoft sales activities that draw on OneSoft resources, assist OneSoft in drawing on the appropriate USWeb/CKS resources to jointly pursue OneSoft prospects.

USWeb/CKS is responsible for selling the USWeb/CKS iAMcommerce powered by OneSoft solution, and OneSoft is responsible for supporting USWeb/CKS selling the solution, including sales, marketing and technical support.

Sales and Business Development Scope: OneSoft and USWeb/CKS will initially pursue U.S. opportunities, and anticipate pursuing international opportunities. This agreement is designed to be global in scope, in addition, this agreement applies to USWeb/CKS corporate wide, including all current and future divisions.


SECTION 3: PROGRAM MANAGEMENT

iFrame Executive Steering Committee: Create a USWeb/CKS and OneSoft Alliance Executive Steering Committee: *************** for *******of the *********, ********** of *********** and **********of ******and ********.

Escalation process:
         Establish escalation processes that will:
         - Offer both parties a process to formally engage the other party in the event issues appear to prevent solution deployment using the combined technology.
         - Facilitate resolution of critical account situations in a timely manner.
         Define mutually defined and measurable objectives, metrics and management process.

On an annual basis, create a business plan, the business plan will be completed by the Alliance managers, and will cover annual goals and objectives, resource commitments, revenue plan and commitments, go to market strategy, joint marketing plan, joint development plan, joint management activities, and other investments.

On a semi-annual basis, participate planning meetings business review and report, these planning meetings will review the actual results versus the planned results in the business plan, as well as update the annual business plan with the latest most accurate business information.

On a minimum of a quarterly basis, USWeb/CKS will make best efforts to share accurate internal pertinent forecast and pipeline information, which include forecasts for a rolling 12 months.

SECTION 4: IFRAME TECHNOLOGY COORDINATION.

The USWeb/CKS Architecture and Development Manager that is dedicated to OneSoft will manage technical issues related to the alliance. In addition, this individual will act as both liaison for OneSoft resources located in the USWeb/CKS development lab as well as technical liaison for OneSoft professional services and sales resources. In addition, this individual will act as Point-of-Contact (POC) for OneSoft technical resources requested in support of iAMcommerce powered by OneSoft sales and deployment efforts.

The OneSoft Architecture and Development Manager that is dedicated to USWeb/CKS will manage technical issues related to alliance, as the annual business plan dictates. In addition, this individual will act as both manager of

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OneSoft resources located in the USWeb/CKS development lab as well as technical liaison and leader for dedicated professional services and sales resources.

OneSoft will staff employees in the USWeb/CKS Technology Lab who will complete specialized technical work of mutual benefit. Refer to OneSoft-USWeb/CKS lab addendum on the agreed to process for engaging one another in joint projects, as well as outlining specific projects that we agree to staff.

A USWeb/CKS ************* with OneSoft ************* to ********* on ********
and ********** to OneSoft ********. USWeb/CKS ********** may ******* at ********
in the OneSoft ******** to ***********and *******.

SECTION 5: TRAINING PROGRAM.

OneSoft *********** USWeb/CKS Trainers ************** on OneSoft ******* for the ******** of ************, for the duration of the agreement.

************* of ************* will be a *********** OneSoft and USWeb/CKS
******* and *********** of ********* as ********** in the OneSoft USWeb/CKS
Training Plan.

SECTION 6: SOFTWARE MAINTENANCE AND TECHNICAL SUPPORT

End-client support process: USWeb/CKS is responsible for taking all calls from source customers, and for handling level 1 and level 2 inquiries. Where a customer inquiry is a level 3 inquiry, the designated USWeb/CKS Technical Support manager (or client services team) will contact the designated OneSoft Technical Support Account Manager (or the OneSoft support team) for resolution. The OneSoft support team will assist the USWeb/CKS client services team, though resolution, in a manner that will not require direct contact between the OneSoft support team and the end client, unless specifically needed or requested.

USWeb/CKS Support Process: USWeb/CKS team will have access to a designated Technical Support manager at OneSoft. As appropriate projects will have regularly scheduled calls with the Technical Support manager, to ensure that all issues are being addressed in a timely manner. As well, this dedicated resource will be available for non-customer related technical support. OneSoft also will have available additional support resources, on an as required basis, which are available on a time and material basis.

Each organization will designate Points of Contact within each organization for support, and the USWeb/CKS Points of Contact will be certified on OneCommerce.

Software Product Maintenance includes the delivery of documented workarounds, and version, patch, and point releases to the Software Product(s).

Support Levels:

Level 1: USWeb/CKS will take customer call and open incident report. USWeb/CKS will use available materials to resolve issue and/or provided requested information. USWeb/CKS will process orders for software upgrades. Level 2:
USWeb/CKS will perform diagnostic analysis of errors including remote electronic monitoring of application. If issue is with OneSoft Software products, USWeb/CKS will attempt to identify a workaround and escalate issue to Level 3 support for code change resolution is necessary.
Level 3: USWeb/CKS will contact OneSoft to assist its Level 2 support in recreating and isolating documented issues and identifying workarounds. OneSoft will provide code fixes for software defects. OneSoft is responsible for creating and delivering maintenance releases.

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All USWeb/CKS clients with active maintenance and support agreements are entitled to a USWeb/CKS Level 1 support representative contact within ********of call during contracted support hours to create incident report. Level 1 USWeb/CKS Support representatives will qualify the severity level of incident with customer and escalate for resolution as defined by severity level related escalation procedure below, contacting OneSoft for Level 3 assistance when necessary.

Severity types:


    --------------------- ------------------------------------- ---------------------------------------------------
       Issue Severity                  Definition                              Escalation Procedure
    --------------------- ------------------------------------- ---------------------------------------------------

    Critical              Customer's live system is at a halt   During **************, work will begin
                          and unable to process data through    immediately upon classification of the error as
                          the software as a result of a         critical and work will continue during contracted
                          catastrophic event in the system      support hours until resolution or workaround is
                          database or software, or a major      provided.
                          application failure in a critical
                          processing period.                    *********** efforts will be made to provide
                                                                resolution/workaround ********.  A resolution may
                                                                include without limitation a software patch.

                                                                Include in next maintenance release.
    --------------------- ------------------------------------- ---------------------------------------------------
    High                  Serious disruption of a business      All commercially reasonable efforts will be made
                          function that limits the customer's   to provide resolution/workaround ********.
                          ability to conduct some portion of
                          production business.                  May downgrade to medium once resolution or
                                                                workaround is provided.

                                                                Attempt fix or attempt to prevent in next
                                                                maintenance release.
    --------------------- ------------------------------------- ---------------------------------------------------
    Medium                A non-critical problem in the         Respond to requests for information *******.
                          software resulting where the
                          customer is able to continue to run   Attempt fix or attempt to prevent in next
                          the application without serious       maintenance release.
                          impact on production business.
    --------------------- ------------------------------------- ---------------------------------------------------
    Low                   Minor application issue, all          Respond to requests for information *******.
                          questions and requests for
                          information on use or                 Attempt fix or attempt to prevent in future
                          implementation of software.           maintenance release.
    --------------------- ------------------------------------- ---------------------------------------------------

USWeb/CKS will make all commercially reasonable efforts to comply with the above escalation procedure and response time for the corresponding Issue Severity. OneSoft will make all commercially reasonable effort to comply with the above escalation procedure is support of USWeb/CKS (for Level 3 support).

USWeb/CKS agrees to provide OneSoft with timely written notification containing all details of software problems necessary for OneSoft to diagnose such problems. USWeb/CKS agrees to cooperate fully in providing OneSoft with all materials necessary to reproduce a reported software problem. USWeb/CKS agrees to provide OneSoft reasonable direct or remote access and test time, for the purpose of diagnosing reported software problems. If OneSoft provides on-site services at USWeb/CKS's request in connection with software maintenance, USWeb/CKS shall reimburse OneSoft for all ************* incurred with respect to such services.

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OneSoft shall not be responsible for maintaining Software that fails to comply with its published specifications if such noncompliance is the result of modification of the Software by USWeb/CKS or third parties. If OneSoft expends its time on a noncompliance found to be the result of any of the foregoing, USWeb/CKS shall pay OneSoft for such time at OneSoft's *********.

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                                 Schedule 1(d)

                                  ***********

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                                 SCHEDULE 3(b)
                        OneSoft-USWeb/CKS lab addendum

                               PROJECT STRUCTURE
The IL will be project focused with clear success metrics and goals. All projects will be driven by direct and indirect client requirements as qualified by USWeb/CKS. Each initiative will be managed with strict timelines and interim deliverables in accordance with USWeb/CKS' methodology. Project teams will consist of USWeb/CKS and OneSoft personnel as well as any applicable ISV employees. Each project will include a project proposal and thorough project plan including
         **************

Each project will produce documented outputs in the form of benchmark metrics, platform schematics, case studies, or white papers. USWeb/CKS will provide targeted feedback to applicable product teams at OneSoft for every initiative in the lab.

                            SERVICE READY PROJECTS

Demo Site
         Business Case/Objectives

         USWeb/CKS Business Development must have a fully branded site to begin selling the OneSoft based E-Commerce solution. The current OneSoft Demo site (Sportswarehouse.com) will be redesigned to provide the look and feel of a USWeb/CKS site. This will be the starting point of MSD's E-Commerce SDK.

         Resources
                  USWeb/CKS
                      ***********

                  OneSoft
                  ********

         Primary Location
                      USWeb/CKS
         Deliverables
                      . Fully USWeb/CKS branded Sportswarehouse.com site including list of all pages and their description.

         Start Date and Due Date
         Start: Soon after agreement is signed, End: **********


                              COMMERCE CONNECTORS

Payment Processor Connector

         Business Case/Objectives
         USWeb/CKS must possess an understanding of what it takes to create backend connectors to third party vendors. To facilitate this process USWeb/CKS will leverage

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         it's strategic partnership with ************* to develop a OneCommerce payment connector to ********** payment gateway.

         Resources

         The following breakdown of expected resources are a preliminary projection based on expected workloads.

                  USWeb/CKS
                      ***********

                  OneSoft
                           ********
                  *********
                      .     *********

         Primary Location
                  OneSoft

         Deliverables
                      .     ************

         Start and Due Date
         Start: By Mid-November End:**********

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                BUSINESS LAYER (BUSINESS LOGIC AND DATABASE TIER)

************* and ************ of ************** a *************** and ********.

         Business Case/Objectives

         USWeb/CKS will be ***************, in **************** on
         *************. This ************* on the *********** and ************ ,
         to ********* and ***************.


         Resources
         The ************** of ************ are a ************ on **********.
                  USWeb/CKS
                      ******
                  OneSoft
                      ******

         Deliverables
                     .     ************ the ********** of ********* the *******
                           In addition, **********
                           for ********* may ********.
         Start Date
         ******

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********** Into ***********
         Business Case/Objectives
         For ************** and *********** to ******** the ********* into
         ********* of ********* . For example, the *********** (possibly more)
         ********. By doing this:
         .         *********
         Resources
         The **********of ********* are a ******** on ********* .
                  USWeb/CKS
                      *******
                  OneSoft
                      *******

         Location:
                  *******

         Deliverables
                      . ********* the ********* that ******** to ***** the
         ******* a ******* of ****** . Start Date and Due Date
         Start Mid-December End *******

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                     PLATFORM AND ARCHITECTURAL INTEGRATION

iFrame and MS DNA 2000 Integration

         Business Case/Objectives
         As new technologies are released it will be imperative for USWeb/CKS and OneSoft to work together to integrate these technologies into the E-Commerce offering. Two foreseeable technologies that must be integrated into OneSoft's OneCommerce product are MSD's iFrame and Microsoft's DNA 2000. The ***** of ***** of ****** , which ********* , is the **********. OneCommerce's components will be modified to leverage iFrame in order to ******** for ********** .

         Resources
         The following breakdown of expected resources are a preliminary projection based on expected workloads.
                  USWeb/CKS
                      ******
                  OneSoft
                      *******

         Primary Location:
         ********
         Deliverables
                      ********
         Timeline
         ********

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                                  SCHEDULE 4(a)
                          ONESOFT PRODUCTS AND PRICING


*************

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                                  SCHEDULE 4(b)
                                CONDITIONS OF USE

1. OneSoft is an intended thirty-party beneficiary of these conditions of use.

2. Third Party Customer has no right to duplicate the Software.

3. Third Party Customer may not make the Software available as an application service provider or on a service bureau basis or through timesharing or other arrangements similar to any of the foregoing.

4. Third Party Customer may not transfer any rights with respect to the Software.

5. Third Party Customer may not (nor shall it permit anyone else to) make unauthorized copies, reverse engineer, decompile, disassemble, inspect, or modify the Software, or separate the Software into components or its component files, or recreate, or attempt to determine the makeup of the Software.

6. Third Party Customer may not remove any proprietary, trademark, copyright, confidentiality, patent or other intellectual property notice or marking from an original or any copy of the Software, documentation, display, media or other materials or confidential information of OneSoft. Third Party Customer may not use any tradename or trademark of OneSoft.

7. Third Party Customer acknowledges that any underlying technology, know-how, or process used in the design, development, programming, or coding of the Software is exclusively the intellectual property of OneSoft, and certain of the same are protected by patents or patents pending.

8. Title to Software will not pass to Third Party Customer.

9. THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE AND ALL WARRANTIES WITH RESPECT TO THE SOFTWARE ARE DISCLAIMED, WHETHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE OR OF NON-INFRINGEMENT. THE ENTIRE RISK OF USE OF THE SOFTWARE IS WITH THE THIRD PARTY CUSTOMER.

10. UNDER NO CIRCUMSTANCES SHALL ONESOFT BE LIABLE FOR ANY DIRECT, INDIRECT, SPECIAL, INCIDENTAL, , STATUTORY, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OF ANY KIND WHATSOEVER, OR FOR ANY LOST PROFITS, BUSINESS OR REVENUE, LOSS OF USE OR GOODWILL, OR OTHER LOST ECONOMIC ADVANTAGE, ARISING OUT OF OR RELATED TO THE SOFTWARE, WHETHER SUCH CLAIMS ARE BASED ON BREACH OF CONTRACT, STRICT LIABILITY, TORT, ANY FEDERAL OR STATE STATUTORY CLAIM, OR ANY OTHER LEGAL THEORY, EVEN IF ONESOFT KNEW, SHOULD HAVE KNOWN, OR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATION SHALL SURVIVE AND APPLY EVEN IF ANY LIMITED REMEDY IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE.

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11. Third Party Customer shall not publish any result of benchmark tests run on the Software.

12. Third Party Customer shall comply fully with all applicable export and import laws, rules and regulations applicable to the Software.

13. Third Party Customer (i) agrees to permit OneSoft to reference it as a customer and to list Third Party Customer as a OneSoft customer in OneSoft's marketing materials and (ii) and agrees that USWeb/CKS may provide Third Party Customer contact, project and site information to OneSoft.

14. Third Party Customer will contact USWeb/CKS with all support questions and issues.

15. If any provision of the agreement with Third Party Customer is held to be unenforceable, the remaining provisions shall remain in full force and effect.

16. Third Party Customer acknowledges that monetary damages will not be an adequate remedy if it breaches its obligations with respect to OneSoft's intellectual property under the agreement and such breach will result in irreparable harm. Third Party Customer therefore agrees that, in the event of any such breach, OneSoft shall be entitled to appropriate mandatory or prohibitory injunctive relief against Third Party Customer, in addition to any other remedies at law, in equity. If OneSoft substantially prevails in an action for injunctive relief under this paragraph it shall be entitled to recover its costs and expenses for obtaining such relief (including without limitation reasonable attorneys' fees and court costs) from Third Party Customer.

17. Third Party Customer agrees that OneSoft may conduct remote monitoring of Third Party Customer's web site to verify compliance with the terms of the agreement.

                                                                              27
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                                   SCHEDULE 5
                                     Reports

The following templates identify the types of information that USWeb/CKS will provide to OneSoft.

Each report represents a format that is initially acceptable to OneSoft, but OneSoft may request reasonable additions to or revisions of or deletions of the information fields in each report, and may request that the report be sent in a Microsoft Excel spreadsheet in a database format (where each row represents a unique record).


     1.  *******************. ****************** after each new site sign date
         (the date a customer signs for a USWeb/CKS service that includes OneSoft licenses), USWeb/CKS will furnish the information contained within the "*************". In addition, USWeb/CKS will notify OneSoft within ********** after development with OneSoft licenses for the site begins (the notification will include the Site URL and the date that development began).

                                *************:

---------------------------------------------------
Site URL                    (a)
Customer Name:              (b)
Corporate Address:          (c)
Site Sign Date              (d)
---------------------------------------------------

3 year committed purchase:
--------------------------------------------------------------------------------
                                           Monthly        *****
Software  Pricing Unit  Quantity:  Price   Maintenance    ********    ********
--------------------------------------------------------------------------------
(e)       (f)           (g)        (h)     (i)            (j)         (k)


--------------------------------------------------------------------------------
Total                                                     (l)         (m)
--------------------------------------------------------------------------------

          ----------------------------------------------------------------------
Notes:    (n)
          ----------------------------------------------------------------------

(a) The site URL for which USWeb/CKS was contracted to deliver iAMcommerce Powered by OneSoft
(b)       Customer name that corresponds to the URL
(c)       The corporate address for the customer
(d) The date that a customer signs for service that includes OneSoft's licenses for a the corresponding Site URL.
(e)       The product name (from schedule 4a)
(f)       The pricing unit (from schedule 4a)
(g)       The quantity committed to in the initial purchase
(h)       The current net price to oneSoft for the application component
(i)       The maintenance fee - for a single unit
(j) The number of calendar days remaining in the month (inclusive of the day of the contract) mulitipled by the quantity and multipled by the price
(k) The number of calendar days remaining in the month (includive of the day of the contract) multiplied by the quantity and multiplied by the Monthly Maintenance
(l) The sum of the *********. This is payable within ****** of the end of the month
(m) The sum of the *********. This is payable within ****** of the end of the month
(n)       Notes

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     2.  *******************. *********** after each month, USWeb/CKS will furnish the information contained within the "****************", including the license usage based on Server processors for each Third Party Customer (and each of their unique Brand URLs).

---------------------------------------------------
Month:                      (a)
---------------------------------------------------
---------------------------------------------------
Site URL                    (b)
Customer Name               (c)
Customer since              (d)
---------------------------------------------------

--------------------------------------------------------------------------------
                                   Month            Monthly
                                   Service          Maintenance Total
Software  Pricing Unit  Quantity:  Began   Price    Amount      Fees    Notes
--------------------------------------------------------------------------------
(e)       (f)           (g)        (h)     (i)      (j)         (k)     (l)


--------------------------------------------------------------------------------
Total
--------------------------------------------------------------------------------

(a)          **********
(b)          The Site URL that the usage applies to
(c)          Customer that corresponds to the URL
(d)          Date the customer signed up for service for the site
(e)          The product name (from schedule 4a)
(f)          The pricing unit (from schedule 4a)
(g)          The quantity that was consumed in period (h)
(h)          The period the associates quantity (g) was first initiated
(i)          The net price to OneSoft of the Software in the period (h)
(j)          The maintenance fee
(k)          (g) times (i) plus (g) times (j)
(l)          Notes


     3. Customer Data Request Report. Upon OneSoft's request, USWeb/CKS will provide within a reasonable time frame the information contained within the "Customer Data Request Report" for the customers that OneSoft requests it for (except for customers as to which OneSoft has waived
         Section 13(ii) of the Conditions of Use).

                         Customer Data Request Report

                         -------------------------------------------------------
                         Name        Title     Phone     Email     Address
End Client:
--------------------------------------------------------------------------------
Executive                (a)         (b)       (c)       (d)         (e)
Project Manager
Technical

USWeb/CKS:
--------------------------------------------------------------------------------
Lead Partner:
Project Manager:
Technical Lead:
--------------------------------------------------------------------------------

(a)          The name of the corresponding contract
(b)          The title of the corresponding contact
(c)          The phone number of the corresponding contact
(d)          The email address of the corresponding contact
(e)          The address of the corresponding contact

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                                 SCHEDULE 11(e)
                          Warranty Service Obligations


OneSoft will be responsible to provide the following warranty service obligations in accordance with severity type and subject to the other provisions of this Schedule 11(e) and the Agreement.

Severity types:


    ---------------------------------------------------------------------------------------------------------------
       Issue Severity                  Definition                              Escalation Procedure
    ---------------------------------------------------------------------------------------------------------------
    Critical              Third Party Customer's live system    During business hours, work will begin
                          is at a halt and unable to process    immediately upon classification of the error as
                          data through the software as a        critical and work will continue during business
                          result of a catastrophic event in     hours until resolution or workaround is
                          the system database or software, or   provided.
                          a major application failure in a
                          critical processing period.           Best commercially reasonable efforts will be
                                                                made to provide ********within **********. A
                                                                resolution may include without limitation a
                                                                software patch.

    ---------------------------------------------------------------------------------------------------------------
    High                  Serious disruption of a business      All commercially reasonable efforts will be made
                          function that limits the Third        to provide *********within *******.
                          Party Customer's ability to conduct
                          some portion of production business.  May downgrade to medium once resolution or workaround is provided.

    ---------------------------------------------------------------------------------------------------------------
    Medium                A non-critical problem in the         Respond to requests for information within
                          software resulting where the Third    *******.
                          Party Customer is able to continue
                          to run the application without        Attempt fix or attempt to prevent in next
                          serious impact on production          maintenance release.
                          business.
    ---------------------------------------------------------------------------------------------------------------
    Low                   Minor application issue, all          Respond to requests for information within
                          questions and requests for            *******.
                          information on use or
                          implementation of software.           Attempt fix or attempt to prevent in future
                                                                maintenance release.
    ---------------------------------------------------------------------------------------------------------------


USWeb/CKS agrees to provide OneSoft with timely written notification containing all details of Software problems necessary for OneSoft to diagnose such problems. USWeb/CKS agrees to cooperate fully in providing OneSoft with all materials necessary to reproduce a reported Software problem. USWeb/CKS agrees to provide OneSoft reasonable direct or remote access and test time, for the purpose of diagnosing reported Software problems. If OneSoft provides on-site services at USWeb/CKS's request in connection with the Software warranty, USWeb/CKS shall reimburse OneSoft for ************ incurred with respect to such services.

OneSoft shall not be responsible for maintaining Software that fails to comply with its published specifications if such noncompliance is the result of modification of the Software by USWeb/CKS or third parties. If OneSoft expends its time on a noncompliance found to be the result of any of the foregoing, USWeb/CKS shall pay OneSoft for such time at OneSoft's *********.

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                                 Schedule 12(d)

                         MUTUAL NON-DISCLOSURE AGREEMENT
--------------------------------------------------------------------------------


         THIS MUTUAL NON-DISCLOSURE AGREEMENT is entered into as of the ___ day of _________________________, 199__, by and between OneSoft Corporation and the undersigned _________________________________.

Each party hereto (individually a "Party" and together, the "Parties") has requested and/or will learn (including, without limitation, learning through an audit) from the other party hereto, its subsidiaries or affiliates (collectively, the "Disclosing Party"), from or through the Disclosing Party's employees, officers, directors, independent contractors, agents or representatives, information, both orally and in writing, concerning the intellectual property and/or business of the Disclosing Party and/or current or potential customers of the Disclosing Party, including, without limitation, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, tracings, diagrams, models, samples, flow charts, data, computer programs, source code, software, disks, diskettes, tapes, customer lists, customer addresses, products and services provided to specific customers, sales volumes, customer pricing, equipment specifications, locations and use, network configurations, capacities and capabilities, current or prospective relationship with vendors and independent contractors (including, without limitation, information regarding the types of products and services contracted for and the cost of such products and services to the Disclosing Party), implementation of technology, data and programs, finance, sales, marketing, and development of internet, telecommunication and related technology and services. Such information, in whole or in part, together with analyses, compilations, programs, reports, proposals, studies, or any other documentation, prepared by the Disclosing Party or the other Party (the "Receiving Party"), as the case may be, which contain or otherwise reflect or make reference to such information, whether or not specifically marked as confidential by the Disclosing Party, are hereinafter referred to as "Confidential Information."

All Confidential Information is deemed proprietary to the Disclosing Party. Accordingly, as a condition precedent to entering into discussions, and in connection with any business relationship, whether formal or informal, which is or may be established between the Parties, the Receiving Party hereby agrees, as set forth below, to hold Confidential Information of the Disclosing Party, whether furnished before, on or after the date of this agreement, in the strictest confidence and not to disclose such information to anyone except as otherwise provided for in this agreement.

1. NON-EXHAUSTIVE DEFINITION OF CONFIDENTIAL INFORMATION; NON-MARKING The Receiving Party hereby agrees that Confidential Information will also include information that is not specifically encompassed in the definition thereof above, but that would reasonably be expected to be considered confidential by the Disclosing Party. Any issue as to the confidentiality expectations of the Disclosing Party regarding particular information shall be submitted to the Disclosing Party for determination. In addition, the Parties hereby agree that although Confidential Information is not required to be marked as such under this agreement, some Confidential Information which is delivered to the Receiving Party hereunder may indeed be so marked.

2. USE OF CONFIDENTIAL INFORMATION The Receiving Party agrees that the Confidential Information will be used solely for the purpose of evaluating a potential transaction between the Parties and in connection with a business relationship, whether formal or informal, which is or may be established between the Parties, and not for any other purpose, except as otherwise agreed by the Parties in writing.

                                                                              31
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3.       OWNERSHIP OF CONFIDENTIAL INFORMATION The Receiving Party acknowledges that the Disclosing Party claims the Confidential Information as its sole and exclusive property (or that the Disclosing Party is a valid licensee of such information) and that the Receiving Party shall not have any right, title, or interest in or to such Confidential Information except as expressly provided in this agreement.

4. DISCLOSURE OF CONFIDENTIAL INFORMATION The Receiving Party agrees to hold in the strictest confidence and not to disclose to anyone for any reason Confidential Information of the Disclosing Party; provided, however, that:

              (a)      such Confidential Information may be disclosed to the
                  officers, directors, employees, agents, or representatives (collectively, "Representatives") of the Receiving Party on a "need to know" basis for the purpose of evaluating a potential transaction between the Parties or in connection with a business relationship, whether formal or informal, which is or may be established between the Parties, on the condition that
                  (i) each such Representative will be informed of the confidential nature of such Confidential Information and will agree to be bound by the terms of this agreement and not to disclose such Confidential Information to any other person and
                  (ii) each Party agrees to accept full responsibility for any breach of this agreement by that Party's Representatives; and

              (b)      Confidential Information of the Disclosing Party may be
                  disclosed by the Receiving Party upon the prior written consent of the Disclosing Party.

5. DISCLOSURE OF DISCUSSIONS Each Party agrees not to disclose, and will direct its Representatives not to disclose, to any person that discussions or negotiations are taking place between the Parties unless otherwise required by law or upon the prior written consent of the other Party. This paragraph applies, without limitation, to any use, other than strictly internal use, by a Party of the other Party's name and marks.

6. RETURN OF CONFIDENTIAL INFORMATION The Receiving Party agrees, upon the request of the Disclosing Party, to promptly deliver to the Disclosing Party (or, with the Disclosing Party's consent, destroy) the originals and all copies of the Disclosing Party's Confidential Information then in the Receiving Party's possession or control, including, without limitation, the portion of the Confidential Information that consists of analyses, compilations, programs, reports, proposals, studies, or other documentation prepared by a Receiving Party or its Representatives.

7. LIMITATIONS ON CONFIDENTIAL INFORMATION The term "Confidential Information" does not include any information which:

              (a)      Is or becomes generally available to or known by the
                  public (other than as a result of a disclosure directly or indirectly by the Receiving Party);

              (b)      Is independently developed by the Receiving Party without
                  breach of this agreement;

              (c)      Is lawfully received by the Receiving Party without
                  restriction from a third party who obtained the Confidential Information other than as a result of a breach of any confidentiality obligation; or

              (d)      Is disclosed by the Receiving Party pursuant to judicial
                  action or governmental regulations, provided that the Receiving Party notifies the Disclosing Party prior to such disclosure and the Receiving Party cooperates with the Disclosing Party in the event that the Disclosing Party elects legally to contest and avoid such disclosure.

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8.       TERM The terms and conditions of this agreement shall continue for a period of three years from the date hereof; provided, however, that the Parties agree that the obligations of confidentiality hereunder shall survive such term.

9. SPECIFIC PERFORMANCE The Parties acknowledge and agree that the rights being protected by the terms of this agreement are of a special, unique, unusual and extraordinary character, which gives them a particular value, and that the breach of any provision of this agreement shall cause irreparable injury and damage to the nonbreaching Party. In such event, the nonbreaching Party shall be entitled to require specific performance of all of the acts and the undertakings required of the breaching Party hereunder and to obtain injunctive and other equitable relief in any court of competent jurisdiction to prevent the violation or threatened violation of any of the provisions of this agreement. Neither this paragraph 9 nor any exercise by the nonbreaching Party of its right to equitable relief or specific performance herein granted shall constitute a waiver by the nonbreaching Party of any other rights which it may have to damages or other relief.

10. ENFORCEABILITY If any of the provisions contained in this agreement is held to be unenforceable, in whole or in part, by a court of competent jurisdiction, the Parties agree to be bound by all other provisions of this agreement.

11. SUCCESSORS The Parties agree that this agreement shall be binding upon the successors and assigns of such Party and shall inure to the benefit of, and be enforceable by, such successors and assigns, and any officers or directors thereof.

12. WAIVER The Parties agree that a Party's failure at any time to require performance of any provision of this agreement shall in no way affect such Party's right at a later time to enforce the same. No waiver by a Party of a breach of a term contained in this agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of such breach of any other term of this agreement.

13. APPLICABLE LAW This agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of laws provisions. Any proceeding related to this agreement shall be brought only in a court of competent jurisdiction located in the Commonwealth of Virginia.

                                       ...


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above:

OneSoft Corporation                        USWeb Corporation


By:    /s/ James W. MacIntyre, IV          By:    /s/ Alexander Hawkinson
       ----------------------------               ----------------------------


Print Name: James W. MacIntyre, IV         Print Name: Alexander Hawkinson
            -----------------------                    -----------------------


Title: CEO, President                      Title: EVP, Managed Services
       ----------------------------               ----------------------------


                                                                              33
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                                 Schedule 15(b)
                           PARTICIPATING SUBSIDIARIES


                                    USWeb/CKS

                                     (none)



                                     OneSoft

                                     (none)

                                                                              34
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                                 Schedule 15(j)
                               AUTHORIZED PERSONS


                                     PART 1

                                 Alex Hawkinson



                                     PART 2

                             James W. MacIntyre, IV
                                  Thomas Young

                                                                              35